NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

KANNALIFE, INC.

8% Junior Unsecured Convertible Note

US$[●] Issue Date: [●], 20__

This 8% Junior Unsecured Convertible Note (the “Note”) is duly authorized and issued by Kannalife, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”), having its principal place of business located at 3805 Old Easton Road, Doylestown, PA 18902. This Note is one of a series of junior unsecured convertible notes of the Company, of like tenor and kind, in the aggregate principal amount of not more than $3,000,000 being issued by the Company contemporaneously with this Note (such notes other than this Note being hereinafter referred to as the “Other Notes”).

FOR VALUE RECEIVED, the Company, promises to pay to the order of [●]located at [●], and or its registered assigns (the “Payee” or the “Holder”), the principal sum of [●] Thousand United States Dollars (US$[●]) (the “Principal Amount”) by [●], 202[●] (the “Maturity Date”) unless it is converted into a certain number of shares of the Company’s Common Stock Securities (as defined herein), and pursuant to the terms of conversion described herein and pursuant to the Holder’s Notice of Conversion, and to pay interest on the Principal Amount at a rate of eight percent (8%) per annum, in one lump sum payable on the Maturity Date, in cash or in kind through the issuance of additional shares of the Company’s Common Stock, at the Company’s option, at a price per share equivalent to the Conversion Strike Price, defined herein. The Company may prepay this Note, only after the first six (6) months following the Issue Date of this Note and up to the Maturity Date of this Note, along with all accrued interest at a premium of one hundred and twenty five percent (125%) of the face amount of the Note, upon 5 day written notice to Holder. In addition to any conversion contemplated hereby, the Company will also issue to Holder, in consideration hereof, [●]([●],000) common stock purchase warrant (the “Warrant”) granting the holder the right to purchase [●]([●],000) shares of the common stock of the Company (as defined below) pursuant to the terms and conditions therein contained.

This Note is subject to the following provisions:

A.                                         “Business Day(s)” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

1.                  Voluntary Conversion. At any time between the original Issue Date and the six (6) month anniversary of the Original Issue Date, this Note may be converted into the Company’s common stock in whole or in part (subject to any limitations on conversion), at the Conversion Price (as hereinafter defined). The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit A (the “Holder’s Notice of Conversion”), specifying therein the Principal Amount and interest of this Note to be converted and the date on which such conversion is to be effected (a “Voluntary Conversion Date”). If no Voluntary Conversion Date is specified in a Notice of Voluntary Conversion, the Voluntary Conversion Date shall be the date that such Notice of Voluntary Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire Principal Amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding Principal Amount of this Note in an amount equal to the applicable conversion amount. The Company shall maintain records showing the Principal Amount converted and the date of such conversions. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted Principal Amount of this Note may be less than the amount stated on the face hereof.

i.                    Note Conversion Price. On any Voluntary Conversion Date, the Note is convertible into shares of the Company’s common stock (the “Voluntary Conversion Shares”) at a conversion price equal to a twenty five percent (25%) discount to the average closing price (ACP) of the Company’s common stock for the trailing fifteen (15) days immediately prior to the Voluntary Conversion Date (the “Voluntary Conversion Price”).

ii.                  Mechanism of Voluntary Conversion.

a.                   Conversion Shares Issuable Upon Conversion of Principal Amount. The number of Voluntary Conversion Shares issuable upon a conversion hereunder shall be equal to the quotient obtained by dividing the outstanding principal amount of this Note (or any portion thereof) to be converted by the Voluntary Conversion Price.

b.                  Delivery of Certificate Upon Voluntary Conversion. In the event of any conversion of this Note in accordance with and subject to the terms and conditions hereof, (i) certificates for the Voluntary Conversion Shares shall be dated as of the Voluntary Conversion Date and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after any Voluntary Conversion Date, or, (ii) at the request of the Holder, shares shall be issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding five (5) Business Days after such conversion. The Holder hereof shall be deemed for all purpose to be the holder of the Voluntary Conversion Shares so purchased as of the date of such conversion. If certificated shares are issued, the Company will deliver or cause to be delivered to the Holder a certificate or certificates representing the number of Voluntary Conversion Shares or being acquired upon the conversion of this Note. Notwithstanding the foregoing to the contrary, the Company or its transfer agent shall only be obligated to issue and deliver the shares to DTC on a holder’s behalf via DWAC provided that (a) such exercise is in connection with a registration statement under the Securities Act providing for the resale of Voluntary Conversion Shares are otherwise exempt from registration and may be issued without a restrictive legend and (b) the Holder and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Note, or an indemnification undertaking with respect to such Note in the case of its loss, theft or destruction, at such time that this Note is fully exercised.

c.                   Failure to Deliver Certificate. If in the case of any Voluntary Notice of Conversion such certificate or certificates are not delivered to or as directed by the Holder by the tenth (10th) Business Day after a Voluntary Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of this Note tendered for conversion.

d.                  Reservation of Shares Issuable Upon Voluntary Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Conversion Shares solely for the purpose of issuance upon any conversion of this Note and payment of interest on this Note each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than Two Hundred Percent (200%) of the Conversion Shares as shall be issuable upon the conversion of the Principal Amount and payment of interest hereunder. The Company covenants that all Voluntary Conversion Shares that shall be so issuable shall, upon issue, be duly and validly authorized, issued, and fully paid, non-assessible.

e.                   Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of Voluntary Conversion Shares and the Holder shall, instead, be entitled to receive, in lieu of the financial fraction of a share, one whole Conversion Share.

f.                    Transfer Taxes. The issuance of certificates for Conversion Shares upon conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

2.                  Involuntary Conversion.

i.                    Mechanism of Conversion.

a.                   If, after the six (6) month anniversary of the Issue Date and up to the Maturity Date of the Note, the Company elects to repay the Note, it must do so at a premium of one hundred and twenty five percent (125%) of the face amount of the Note, together with all unpaid and accrued interest to the date of repayment. Under the election of the repayment of the Note, there shall be no conversion of any shares underlying the Note. Notice shall be delivered to the Holder not later than five (5) business days prior to the actual repayment of the Note (the “Note Repayment Notice”).

b.                  If, after the six (6) month anniversary of the Issue Date and up to the Maturity date of the Note, the Company elects to involuntarily exercise conversion of this Note to the Holder, the Company must provide written notice to the Holder along with an executed copy of the Company’s Notice of Conversion (the “Involuntary Conversion Date”), specifying that the Note shall be converted into shares of the Company’s Common Stock based upon the Note Conversion Price in Paragraph 2(A.)(iii.) below (the “Involuntary Conversion”). The Company shall effect conversions by delivering to the Holder the form of Notice of Conversion attached hereto as Exhibit B (the “Company’s Notice of Conversion”), specifying therein the Principal Amount and interest of this Note to be converted and the date on which such conversion is to be effected (a “Involuntary Conversion Date”).

c.                   Note Conversion Price. On any Involuntary Conversion Date, the Note is convertible into shares of the Company’s common stock (the “Involuntary Conversion Shares”) at a conversion price equal to a twenty five percent (25%) discount to the average closing price (ACP) of the Company’s common stock for the trailing fifteen (15) days immediately prior to the Voluntary Conversion Date (the “Involuntary Conversion Price”).

3.                                              Common Stock Purchase Warrants.

i.                        As part of the purchase and sale of the Unit Offering containing the 8% Junior Unsecured Convertible Note and Common Stock Purchase Warrant, the Holder shall be entitled to receive [●]([●]00,000) Common Stock Purchase Warrants with a three (3) year term to purchase [●]([●]00,000) shares of Common Stock at an exercise price equal to 125% of the Note Conversion Price per share. The Warrants shall have a cashless exercise price.

ii.                        Holder Retains Common Stock Purchase Warrants. In either option proffered by the Company under Paragraph 2 (i.)(a.) or 2 (i.)(b.), the Holder shall retain all Common Stock Purchase Warrants associated with purchase and sale of the Unit offering containing the 8% Junior Unsecured Convertible Note and Common Stock Purchase Warrant.

4.                                          “Pigg y-Ba ck” Re gistrati on.

i.                    Grant of Right to Piggyback. Subject to the terms of this Agreement, at any time and from time to time following the Issue Date of this Note, if the Company at any time determines to file a Registration Statement with respect to any offering of its securities for its own account or for the account of any stockholder who holds its securities (other than (a.) a registration on Form S-3, S-4 or S-8 or any similar or successor form to such forms, (b.) a registration of securities solely relating to an offering and sale to employees, directors or consultants of the Company pursuant to any employee stock plan or other employee benefit plan arrangement or (c.) a registration of non-convertible debt securities) (a “Piggyback Registration”) then, as expeditiously as reasonably possible following such determination, the Company shall give written notice (the “Incidental Registration Notice”) of its intention to effect such a registration to all Investors, and such notice shall offer the Investors the opportunity to register such number of Registrable Securities as each such Investor may request in writing. Subject to Sections 4 (iii.) and 4 (iv.), the Company shall include in such Registration Statement all such Registrable Securities which are requested in writing by an Investor (a “Piggyback Participation Notice”) to be included therein, on the same terms and conditions as the securities otherwise being sold in such registration, such Piggyback Participation Notice to be received within fifteen (15) days after the date of the Incidental Registration Notice. Any Investor that does not timely deliver a Piggyback Participation Notice shall be deemed to have waived its right to participate in the Piggyback Registration. If an Investor decides not to include all of its Registrable Securities in any Piggyback Registration, such Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Piggyback Registration as may be filed by the Company with respect to offerings of the Company’s securities, all upon the terms and conditions set forth herein.

ii.                     Piggyback Expenses. The Registration Expenses of the Investors shall be paid by the Company in all Piggyback Registrations. The obligation of the Company to bear, or to pay or reimburse the Investors for, Registration Expenses shall apply irrespective of whether any sales of Registrable Securities ultimately take place.

iii.                   Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering without adversely affecting the marketability of the offering and within a price range acceptable to the Company, the Company shall include in such registration (a.) first, the securities the Company proposes to sell, (b.) second, the Registrable Securities requested to be included in such registration pro rata among the participating Investors on the basis of the number of Registrable Securities owned by each such Investor, and (c.) third, the other securities, if any, requested to be included in such registration not covered by clauses (a.) or (b.) of this Section 4(iii.) pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree in writing.

iv.                    Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering without adversely affecting the marketability of the offering and within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, the Company shall include in such registration (a.) first, the securities the Company proposes to sell, (b.) second, the Registrable Securities requested to be included in such registration pro rata among the participating Investors on the basis of the number of Registrable Securities owned by each such Investor, and (c.) third, the other securities, if any, requested to be included in such registration not covered by clauses (a.) or (b.) of this Section 4 (iv.) pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree in writing.

5.                      Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 5. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 5 in accordance with the notice provisions set forth in Section 7(D). If at any time the Company shall:

i.                        make or issue or set a record date for the holders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock; and/or

ii.                     subdivide its outstanding common stock into a larger number of Common Stock; and/or

iii.                   combine its outstanding Common Stock into a smaller number of Common Stock;

then (a.) the number of Conversion Shares for which this Note is convertible immediately after the occurrence of any such event shall be adjusted to equal the number of Conversion Shares which a record holder of the same number of Conversion Shares for which this Note is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (b.) the Conversion Price then in effect shall be adjusted to equal (1.) the Conversion Price then in effect multiplied by the number of Conversion Shares for which this Note is exercisable immediately prior to the adjustment divided by (2.) the number of Conversion Shares for which this Note is exercisable immediately after such adjustment.

6.                      Intentionally Omitted.

7.                  Holder’s Representations and Warranties. The Holder represents and warrants that:

i.                    Restrictions on Transfer or Resale. The Holder understands that (i) the Note, any Conversion Shares upon conversion of the Note, are not being registered under the Securities Act of 1933 or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) the Note, any Conversion Shares are subsequently registered thereunder, or (B) Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other party is under any obligation to register the Note or the Conversion Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, provided however that Holders shall have the same registration rights with respect to this Note as investors in a following offering of securities under an S-1 registration statement filed by the Company anytime in the next twenty four (24) months following the Issue Date of this Note; (iii) Holder is acquiring the Note, and the Conversion Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act, and (iv) Holder does not presently have any agreement or understanding, directly or indirectly, with any party to distribute any of the securities.

ii.                  Accredited Investor Status. Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

iii.                Reliance on Exemptions. The Holder understands that the Note, any Conversion Shares upon voluntary conversion are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the securities.

iv.                Information. Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities that have been requested by Holder. Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Holder or its advisors, if any, or its representatives shall modify, amend or affect Holder’s right to rely on the Company’s representations and warranties contained herein. Holder understands that its investment in the Note, and any Conversion Shares upon voluntary conversion or involuntary conversion involve a high degree of risk and is able to afford a complete loss of such investment. Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the securities.

v.                  No Governmental Review. Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities or the fairness or suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

vi.                Legend. This Note, all certificates representing Conversion Shares upon voluntary or involuntary conversion acquired in this offering shall be stamped or imprinted with a legend in substantially the following form:

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144 A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

8.                      Events of Default

i.                    The term “Event of Default” shall mean any of the events set forth in this Section 8 (i.) (the term “Company” for this purpose shall include all subsidiaries of the Company):

a.                   Non-Payment of Obligations. The Company shall default in the payment of the Principal Amount of, or accrued but unpaid interest on, this Note as and when the same shall become due and payable, whether by acceleration or otherwise.

b.                  Non-Performance of Covenants. Other than a default under Section 8(i.)(a.), the Company shall default in the due observance or performance of any covenant set forth herein, which default shall continue uncured for thirty (30) days after notice thereof; provided, however, that an Event of Default for failure to comply with Section 1(ii.)(c.) shall occur upon expiration of the ten-day period set forth in that Section.

c.                   Bankruptcy, Insolvency, etc. The Company shall:

1.                  admit in writing its inability to pay its debts as they become due;

2.                  apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

3.                  in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property and that is not dismissed within sixty days;

4.                  permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding is consented to or acquiesced in by the Company or results in the entry of an order for relief; or

5.                  take any corporate or other action authorizing any of the foregoing.

d.                  Business Combination, Sale of Assets, Etc. The Company shall consummate any merger, consolidation or other business combination to which it is not the surviving entity, or shall transfer, sell, all or substantially all of its assets, or shall undergo a Change in Control or shall enter into any agreement to do any of the foregoing.

ii.                  Action if Bankruptcy. If any Event of Default described in clauses (c)(1) through (5) of Section 8(i) shall occur, the Principal Amount of this Note, all accrued but unpaid interest thereon, and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

iii.                   Action if Other Event of Default. If any Event of Default, other than any Event of Default described in clauses (c)(1) through (5) of Section 8(i), shall occur for any reason, whether voluntary or involuntary, the Holder may, upon expiration of any stated grace period and upon written notice to the Company, declare all or any portion of the outstanding principal amount of the Note and all accrued but interest thereon, to be due and payable and any or all other obligations hereunder to be due and payable, whereupon the full unpaid principal amount hereof, and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.

iv.                Default Interest. If there is any Event of Default, the interest rate on the Note shall become 14% retroactively until such time the Event of Default is cured or the principal and interest is completely satisfied.

9.                      Miscellaneous.

i.                    Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or the Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Holder, respectively, whether so expressed or not.

ii.                  Governing Law. This Note shall be governed by the laws of the State of New Jersey as applied to contracts entered into and to be performed entirely within the State of New Jersey.

iii.                Waiver of Jury Trial. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE’S PURCHASING THIS NOTE.

iv.                Notices. Any notice pursuant to this Note to be given or made (i) by the Holder to or upon the Company or (ii) by the Company to or upon the Holder, shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Company or the Holder to the other party) as follows:

To the Company: Kannalife, Inc.

3805 Old Easton Road

Doylestown, PA 18902

Attn: Dean Petkanas, CEO

To the Holder: [●]

[●]

[●]

Attn: [●]

v.                  No Waiver. No delay in exercising any right hereunder shall be deemed a waiver thereof, and no waiver shall be deemed to have any application to any future default or exercise of rights hereunder.

vi.                Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Note, but this Note shall be construed as if such unenforceable provision had never been contained herein.

[signatures on following page]

IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above.

KANNALIFE, INC.

By:

Name:

Title:

[●]

By:

Name:

Title:

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert all or a portion of the principal amount of that certain Convertible Note, dated _____ [●], 20__ (the “Note”), issued by Kannalife, Inc., a Delaware corporation (the “Company”), in favor of the undersigned, due on ________ [●], 202__, and all accrued but unpaid interest thereon, unless previously repaid by the Company or converted into the Company’s securities as provided in the Note (the “Conversion Shares”). If the Conversion Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the undersigned for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Conversion Shares.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Accrued but Unpaid Interest to Date of Conversion:

Number of Conversion Shares to be issued:

Signature:

Name:

Address: